UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

International Rectifier Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

International Rectifier Corporation first sent the following electronic voting instruction forms to its stockholders on September 27, 2008.

Sent to registered stockholders:

ELECTRONIC VOTING ALTERNATIVES

YOUR VOTE IS IMPORTANT. PLEASE VOTE PROMPTLY!

VOTE BY TELEPHONE OR VIA THE INTERNET

VOTE BY INTERNET

It is fast and convenient, and your vote is immediately confirmed and recorded.

Follow these four easy steps to vote online:

1.     Read the proxy statement and WHITE proxy card.

2.     Go to the Web site www.cesvote.com.

3.     Enter your Control Number located on your WHITE proxy card.

4.     Follow the instructions provided.

VOTE BY TELEPHONE

Call TOLL-FREE on a touch-tone telephone.

Follow these four easy steps to vote via telephone:

1.     Read the proxy statement and WHITE proxy card.

2.     Call TOLL-FREE 1-888-693-8683.

3.     Enter your Control Number located on your WHITE proxy card.

4.     Follow the recorded instructions.

If you need assistance voting your proxy, please call D. F. King &Co., Inc. at 1-888-605-1957.

REG

Sent to beneficial holders (those who hold their shares in “street” name):

ELECTRONIC VOTING ALTERNATIVES

YOUR VOTE IS IMPORTANT. PLEASE VOTE PROMPTLY!

VOTE BY TELEPHONE OR VIA THE INTERNET

VOTE BY INTERNET

It is fast and convenient, and your vote is immediately confirmed and recorded.

Follow these four easy steps to vote online:

5.     Read the proxy statement and WHITE voting form.

6.     Go to the Web site www.proxyvote.com.

7.     Enter your Control Number located on your WHITE voting form.

8.     Follow the instructions provided.

VOTE BY TELEPHONE

Call TOLL-FREE on a touch-tone telephone.

Follow these four easy steps to vote via telephone:

5.     Read the proxy statement and WHITE voting form.

6.     Call TOLL-FREE 1-800-454-8683.

7.     Enter your Control Number located on your WHITE voting form.

8.     Follow the recorded instructions.

If you need assistance voting your shares, please call D. F. King &Co., Inc. at 1-888-605-1957.

BEN